Exhibit 99.1

Instructure Announces Financial Results for Second Quarter Fiscal Year 2021

GAAP Revenue of $93.6 Million Grows 52% year-over-year (28% ACR Growth)

Cash Flow from Operations of $6.4 Million and Unlevered Free Cash Flow of $21.8 Million

Salt Lake City, UT (August 17, 2021)— Instructure Holdings, Inc. (Instructure) (NYSE: INST), the makers of the Canvas Learning Management System, today announced financial results for the second quarter ended June 30, 2021.

“Instructure delivered strong performance across the board in Q2,” said Steve Daly, Instructure CEO. “We have incredible momentum in the business as the Instructure Learning Platform continues to bring together educators, students, administrators, parents, and partners – connecting them all through a foundational educational platform used for in-person, online, or hybrid models of learning."

“We have an extraordinary opportunity ahead of us, as we believe the need for a learning platform has never been greater. As institutions navigate a highly complex learning landscape and reimagine the way they educate, we provide the right technologies, tools, and insights to make them successful. As a result, we’re poised to continue delivering a unique combination of revenue growth at scale and best-in-class margins.”

Financial Highlights:

●
GAAP Revenue of $93.6 million, an increase of 52% year-over-year
●
Allocated Combined Receipts*, or ACR, of $95.9 million, an increase of 28% year-over-year
●
Operating loss of $12.0 million, or negative 12.8% of revenue, and Non-GAAP operating income* of $30.4 million, or 31.7% of Allocated Combined Receipts
●
GAAP net loss of $21.7 million and Adjusted EBITDA* of $31.2 million, or 32.5% of Allocated Combined Receipts
●
Cash flow from operations of $6.4 million and Unlevered Free Cash Flow of $21.8 million

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this press release.

Initial Public Offering:

●
Instructure completed its initial public offering on July 21, 2021, for net proceeds of $233.1 million, after deducting underwriters’ discounts and commissions. In connection with the Company's IPO, the Company made a principal payment in August 2021 of $224.3 million on its outstanding Term Loan.

Business and Operating Highlights:

●
In April, we announced the release of MasteryView Assessments, a collection of formative assessments for schools developed by curriculum experts to measure and address learning loss, including gaps caused by the COVID-19 pandemic. These short, pre-built evaluations are aligned to key state learning standards that schools can utilize through MasteryConnect, our assessment management system.

●
In June, we released the research findings of our State of K-12 study in partnership with Hanover Research. The industry research explores trends for how the pandemic has impacted K-12 education and identifies the needs and opportunities moving forward for schools. The data underscores challenges in areas like equity, with low-income households more than twice as likely to report difficulty in helping their children remain engaged.

●
In June we also launched the Canvas for Elementary user experience, a combination of features that make our Canvas Learning Management System more user-friendly for elementary students. The new features were developed using feedback collected during the pandemic and thoughtfully designed to more closely mimic an elementary school classroom, supporting both in-person and hybrid learning environments.

●
As the quarter concluded, we announced an agreement to acquire EesySoft, a technology adoption vendor that empowers educators and students to more effectively use EdTech products like Canvas. We rebranded EesySoft as “Impact by Instructure,” with solutions designed to help institutions improve adoption of education technologies, seamlessly navigate new platforms, and evaluate the impact they have on student engagement and outcomes.

Business Outlook

Based on information as of today, August 17, 2021, the Company is issuing the following financial guidance.

Third Quarter Fiscal 2021:

●
Revenue is expected to be in the range of $100.4 million to $101.4 million
●
Allocated Combined Receipts is expected to be in the range of $101.3 million to $102.3 million
●
Non-GAAP operating income* is expected to be in the range of $31.1 million to $32.1 million
●
Adjusted EBITDA* is expected to be in the range of $32.0 million to $33.0 million
●
Non-GAAP net income* is expected to be $21.2 million to $22.2 million

Full Year 2021:

●
Revenue is expected to be in the range of $392.1 million to $394.1 million
●
Allocated Combined Receipts is expected to be in the range of $400.4 million to $402.4 million
●
Non-GAAP operating income* is expected to be in the range of $127.3 million to $129.3 million
●
Adjusted EBITDA* is expected to be in the range of $130.3 million to $132.3 million
●
Non-GAAP net income* is expected to be $87.2 million to $89.2 million

*Non-GAAP operating income, Adjusted EBITDA, and non-GAAP net income are non-GAAP measures. Instructure is unable to provide guidance, or a reconciliation, for operating loss and net loss, the most closely comparable GAAP measures with respect to non-GAAP operating income, Adjusted EBITDA, and non-GAAP net income, because Instructure cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including stock-based compensation, amortization of acquisition related intangibles. Thus, Instructure is unable to present a quantitative reconciliation of non-GAAP guidance to GAAP guidance because such information is not available.

Conference Call Information

Instructure’s management team will hold a conference call to discuss our second-quarter results today, August 17, 2021, at 5:00 p.m. Eastern Time. The conference call can be accessed by dialing (833) 921-1674 from the United States and Canada or (236) 389-2674 internationally with conference ID 8896213. A live webcast and replay of the conference call can be accessed from the investor relations page of Instructure’s website at ir.instructure.com. An archived replay of the webcast will be available following the conclusion of the call.

About Instructure

Instructure is an education technology company dedicated to helping everyone learn together. We amplify the power of teaching and elevate the learning process, leading to improved student outcomes. Today, Instructure supports more than 30 million educators and learners at more than 6,000 organizations around the world.

Non-GAAP Financial Measures

Instructure has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Allocated Combined Receipts. We define Allocated Combined Receipts as the combined receipts of our Company and companies that we have acquired allocated to the period of service delivery. We calculate Allocated Combined Receipts as the sum of (i) revenue and (ii) the impact of fair value adjustments to acquired unearned revenue related to Thoma Bravo’s acquisition of Instructure (the “Take-Private Transaction”) and the Certica Holdings, LLC (“Certica”) acquisition that we do not believe are reflective of our ongoing operations. Management uses this measure to evaluate organic growth of the business period over period, as if the Company had operated as a single entity and excluding the impact of acquisitions or adjustments due to purchase accounting.

Non-GAAP Operating Income.  We define non-GAAP operating income as loss from operations excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and Certica acquisition that we do not believe are reflective of our ongoing operations. We believe non-GAAP operating income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Non-GAAP Net Income. We define non-GAAP net income as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and Certica acquisition, and restructuring, transaction and sponsor related costs that we do not believe are reflective of our ongoing operations.

 Adjusted EBITDA. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, provision (benefit) for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and Certica acquisition. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Free Cash Flow. We define free cash flow as net cash provided by operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We believe free cash flow facilitates period-to-period comparisons of liquidity. We consider free cash flow to be an important measure because it measures the amount of cash we generate and reflects changes in working capital.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's financial guidance for the third quarter of 2021 and for the full year ending December 31, 2021 the company's growth, customer demand and application adoption, the company's research and development efforts and future application releases, and the company's expectations regarding future revenue, expenses, cash flows and net income or loss.

These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with future stimulus packages approved by the U.S. federal government; failure to continue our recent growth rates; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from the effects of the current COVID-19 pandemic; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s initial public offering prospectus filed with the Securities and Exchange Commission (the "SEC") on July 23, 2021, and other documents filed with the SEC and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
	June 30, 2021	December 31, 2020
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$70,200	$146,212
Accounts receivable—net	144,103	47,315
Prepaid expenses	22,069	12,733
Deferred commissions	8,141	6,663
Assets held for sale	—	57,334
Other current assets	3,513	3,083
Total current assets	248,026	273,340
Property and equipment, net	9,953	11,289
Right-of-use assets	20,524	26,904
Goodwill	1,185,820	1,172,395
Intangible assets, net	693,621	755,349
Noncurrent prepaid expenses	3,964	6,269
Deferred commissions, net of current portion	17,399	16,434
Other assets	5,528	6,651
Total assets	$2,184,835	$2,268,631
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$15,008	$13,302
Accrued liabilities	22,960	23,638
Lease liabilities	6,339	6,037
Long-term debt, current	5,639	6,118
Liabilities held for sale	—	11,834
Deferred revenue	237,343	192,864
Total current liabilities	287,289	253,793
Long-term debt, net of current portion	771,029	820,925
Deferred revenue, net of current portion	13,333	12,015
Lease liabilities, net of current portion	27,318	30,670
Deferred tax liabilities	43,293	58,601
Other long-term liabilities	5,375	4,643
Total liabilities	1,147,637	1,180,647
Stockholders’ equity:
Common stock, par value $0.01 per share; 252,480 shares authorized as of June 30, 2021 (unaudited) and December 31, 2020; 126,001 issued and outstanding as of June 30, 2021 (unaudited) and 126,219 issued and outstanding as of December 31, 2020.	1,260	1,262
Additional paid-in capital	1,268,683	1,264,703
Accumulated deficit	(232,745)	(177,981)
Total stockholders’ equity	1,037,198	1,087,984
Total liabilities and stockholders’ equity	$2,184,835	$2,268,631

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
	Successor				Predecessor
	Three months ended June 30,	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Subscription and support	$84,257	$56,147	$170,611	$56,147	$65,968
Professional services and other	9,310	5,223	16,936	5,223	5,421
Total revenue	93,567	61,370	187,547	61,370	71,389
Cost of revenue:
Subscription and support	36,163	33,979	76,047	33,979	19,699
Professional services and other	4,811	5,558	10,561	5,558	4,699
Total cost of revenue	40,974	39,537	86,608	39,537	24,398
Gross profit	52,593	21,833	100,939	21,833	46,991
Operating expenses:
Sales and marketing	39,083	43,934	80,305	43,934	27,010
Research and development	14,279	22,117	31,368	22,117	19,273
General and administrative	11,196	34,441	24,547	34,441	17,295
Impairment on disposal group	—	—	1,218	—	—
Total operating expenses	64,558	100,492	137,438	100,492	63,578
Loss from operations	(11,965)	(78,659)	(36,499)	(78,659)	(16,587)
Other income (expense):
Interest income	—	35	16	35	313
Interest expense	(15,670)	(18,092)	(32,930)	(18,092)	(8)
Other income (expense)	(108)	416	(742)	416	(5,738)
Total other income (expense), net	(15,778)	(17,641)	(33,656)	(17,641)	(5,433)
Loss before income taxes	(27,743)	(96,300)	(70,155)	(96,300)	(22,020)
Income tax benefit (expense)	6,050	19,726	15,391	19,726	(183)
Net loss and comprehensive loss	$(21,693)	$(76,574)	$(54,764)	$(76,574)	$(22,203)
Net loss per common share, basic and diluted	$(0.17)	$(0.61)	$(0.43)	$(0.61)	$(0.58)
Weighted average common shares used in computing basic and diluted net loss per common share	126,049	126,240	126,083	126,240	38,369

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Successor		Successor		Predecessor
	Three months ended June 30,	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating activities:
Net loss	$(21,693)	$(76,574)	$(54,764)	$(76,574)	$(22,203)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	879	1,098	1,818	1,098	2,982
Amortization of intangible assets	33,363	32,983	66,728	32,983	2,620
Amortization of deferred financing costs	609	531	1,218	531	—
Loss on disposition	—	—	1,218	—	—
Stock-based compensation	2,190	500	4,823	500	7,109
Deferred income taxes	(6,022)	(19,903)	(15,402)	(19,903)	—
Other	84	727	1,405	727	1,959
Changes in assets and liabilities:
Accounts receivable, net	(113,819)	(96,593)	(96,913)	(96,593)	11,903
Prepaid expenses and other assets	11,951	9,835	(6,970)	9,835	(25,121)
Deferred commissions	(2,323)	(7,792)	(2,375)	(7,792)	1,469
Right-of-use assets	1,138	3,694	6,380	3,694	4,509
Accounts payable and accrued liabilities	8,438	(3,821)	(195)	(3,821)	2,187
Deferred revenue	94,544	92,161	44,058	92,161	(36,983)
Lease liabilities	(1,407)	907	(3,050)	907	(7,489)
Other liabilities	(1,567)	3,922	(346)	3,922	—
Net cash provided by (used in) operating activities	6,365	(58,325)	(52,367)	(58,325)	(57,058)
Investing activities:
Purchases of property and equipment	(1,196)	(51)	(1,607)	(51)	(732)
Proceeds from sale of property and equipment	15	29	24	29	19
Proceeds from sale of Bridge	—	—	46,018	—	—
Business acquisitions, net of cash received	(16,030)	(1,904,064)	(16,030)	(1,904,064)	—
Maturities of marketable securities	—	—	—	—	15,584
Net cash provided by (used in) investing activities	(17,211)	(1,904,086)	28,405	(1,904,086)	14,871
Financing activities:
Proceeds from issuance of common stock from employee equity plans	—	—	—	—	1,067
Shares repurchased for tax withholdings on vesting of restricted stock	—	—	—	—	(1,413)
Proceeds from issuance of term debt, net of discount	—	763,276	—	763,276	—
Proceeds from contributions from stockholders	—	1,248,145	—	1,248,145	—
Distributions to stockholders	(360)	—	(923)	—	—
Repayments of long-term debt	(1,992)	(1,938)	(51,534)	(1,938)	—
Net cash provided (used in) by financing activities	(2,352)	2,009,483	(52,457)	2,009,483	(346)
Net increase (decrease) in cash and cash equivalents	(13,198)	47,072	(76,419)	47,072	(42,533)
Cash, cash equivalents, and restricted cash, beginning of period	87,732	58,703	150,953	58,703	101,236
Cash, cash equivalents, and restricted cash, end of period	$74,534	$105,775	$74,534	$105,775	$58,703
Supplemental cash flow disclosure:
Cash paid for taxes	$326	$148	$403	$148	$32
Interest paid	$15,077	$17,389	$31,749	$17,389	$—
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$48	$73	$65	$73	$79

RECONCILIATIONS OF NON-GAAP MEASURES TO GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended June 30,	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Revenue	$93,567	$61,370	$187,547	$61,370	$71,389
Fair value adjustments to deferred revenue in connection with purchase accounting	2,334	13,439	7,092	13,439	—
Allocated Combined Receipts	$95,901	$74,809	$194,639	$74,809	$71,389

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended June 30,	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Loss from operations	$(11,965)	$(78,659)	$(36,499)	$(78,659)	$(16,587)
Stock-based compensation	3,758	33,828	9,343	33,828	7,109
Restructuring, transaction and sponsor related costs	2,954	10,253	16,011	10,253	8,360
Amortization of acquisition-related intangibles	33,361	32,980	66,722	32,980	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	2,334	13,439	7,092	13,439	—
Non-GAAP operating income	$30,442	$11,841	$62,669	$11,841	$1,468

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended June 30,	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Net Loss	$(21,693)	$(76,574)	$(54,764)	$(76,574)	$(22,203)
Interest on outstanding debt and loss on debt extinguishment	15,653	18,092	32,923	18,092	—
Provision (benefit) for taxes	(6,050)	(19,726)	(15,391)	(19,726)	183
Depreciation	879	1,098	1,818	1,098	2,982
Amortization	2	3	4	3	35
Stock-based compensation	3,758	33,828	9,343	33,828	7,109
Restructuring, transaction and sponsor related costs	2,954	10,253	16,011	10,253	14,117
Amortization of acquisition-related intangibles	33,361	32,980	66,722	32,980	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	2,334	13,439	7,092	13,439	—
Adjusted EBITDA	$31,198	$13,393	$63,758	$13,393	$4,809

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW & UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended June 30,	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Three months ended March 31,
	2021	2020	2021	2020	2020

Net cash provided by (used in) operating activities	$6,365	$(58,325)	$(52,367)	$(58,325)	$(57,058)
Purchases of property and equipment	(1,196)	(51)	(1,607)	(51)	(732)
Proceeds from disposals of property and equipment	15	29	24	29	19
Free cash flow	$5,184	$(58,347)	$(53,950)	$(58,347)	$(57,771)
Cash paid for interest on outstanding debt	15,077	17,389	31,749	17,389	—
Cash settled stock-based compensation	1,524	33,328	4,443	33,328	—
Unlevered free cash flow	$21,785	$(7,630)	$(17,758)	$(7,630)	$(57,771)

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share amounts)
(unaudited)
	Successor				Predecessor
	Three months ended June 30,	Three months ended June 30,	Six months ended June 30,	Three months ended June 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Net loss	$(21,693)	$(76,574)	$(54,764)	$(76,574)	$(22,203)
Stock-based compensation	3,758	33,828	9,343	33,828	7,109
Amortization of acquisition related intangibles	33,361	32,980	66,722	32,980	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	2,334	13,439	7,092	13,439	—
Restructuring, transaction and sponsor related costs	2,954	10,253	16,011	10,253	14,117
Non-GAAP net income	$20,714	$13,926	$44,404	$13,926	$1,609
Non-GAAP net income per common share, basic and diluted	$0.16	$0.11	$0.35	$0.11	$0.04
Weighted average common shares used in computing basic and diluted Non-GAAP net income per common share	126,049	126,240	126,083	126,240	38,369

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$36,163	(171)	(28)	(15,415)	$20,549
Professional services and other	4,811	(110)	(5)	—	4,696
Total cost of revenue	$40,974	(281)	(33)	(15,415)	$25,245

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$76,047	(395)	(1,948)	(30,830)	$42,874
Professional services and other	10,561	(287)	(855)	—	9,419
Total cost of revenue	$86,608	(682)	(2,803)	(30,830)	$52,293

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2020 (Successor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$33,979	(320)	(2,056)	(15,167)	$16,436
Professional services and other	5,558	(241)	(786)	—	4,531
Total cost of revenue	$39,537	(561)	(2,842)	(15,167)	$20,967

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended March 31, 2020 (Predecessor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$19,699	(301)	—	(1,293)	$18,105
Professional services and other	4,699	(285)	(66)	—	4,348
Total cost of revenue	$24,398	(586)	(66)	(1,293)	$22,453

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$39,083	(1,093)	(201)	(17,946)	$19,843
Research and development	14,279	(934)	(128)	—	13,217
General and administrative	11,196	(1,450)	(2,592)	—	7,154
Total operating expenses	$64,558	(3,477)	(2,921)	(17,946)	$40,214

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$80,305	(2,675)	(2,452)	(35,892)	$39,286
Research and development	31,368	(2,604)	(2,679)	—	26,085
General and administrative	24,547	(3,382)	(6,859)	—	14,306
Impairment on disposal group	1,218	—	(1,218)	—	—
Total operating expenses	$137,438	(8,661)	(13,208)	(35,892)	$79,677

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2020 (Successor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$43,934	(3,592)	(2,286)	(17,813)	$20,243
Research and development	22,117	(5,044)	(2,564)	—	14,509
General and administrative	34,441	(24,631)	(2,561)	—	7,249
Total operating expenses	$100,492	(33,267)	(7,411)	(17,813)	$42,001

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended March 31, 2020 (Predecessor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$27,010	(1,977)	(556)	(1,293)	$23,184
Research and development	19,273	(1,874)	(1,273)	—	16,126
General and administrative	17,295	(2,672)	(6,465)	—	8,158
Total operating expenses	$63,578	(6,523)	(8,294)	(1,293)	$47,468

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS GUIDANCE
(in thousands)
(unaudited)
	Three Months Ending September 30,		Full Year Ending December 31,
	2021	2021	2021	2021
	LOW	HIGH	LOW	HIGH
Revenue	$100,357	$101,357	$392,062	$394,062
Fair value adjustments to deferred revenue in connection with purchase accounting	902	902	8,301	8,301
Allocated Combined Receipts	$101,259	$102,259	$400,363	$402,363

For More Information:

Media Relations:
Cory Edwards
Vice President, Corporate Communications
Instructure
(801) 869-5258
cory@instructure.com

Investor Relations:
April Scee
Managing Director
ICR, Inc.
(917) 497-8992
april.scee@icrinc.com